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                         METROPOLITAN SERIES FUND, INC.
                       SUPPLEMENT DATED November 23, 1999
                                       To
                         PROSPECTUS DATED April 30, 1999

                  The following information supplements the Metropolitan Series Fund Prospectus dated April 30, 1999. You should keep this Supplement to the Prospectus for future reference.

 .    Change in the portfolio manager for the State Street Research Aggressive
     Growth Portfolio: The paragraph under "About The Investment Managers - State Street Research Aggressive Growth Portfolio" on page 19 of the Prospectus is changed to read as follows:

     "Catherine Dudley, a Senior Vice President since joining State Street Research in 1998, is the portfolio manager for the Portfolio and has been primarily responsible for its day-to-day management since October 1999. During the past five years, she also served as a senior portfolio manager at Chancellor Capital Management and as a portfolio manager at Phoenix Investment Council."



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